Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:  Carlyle Income Plus, L.P. - II
     Commission File No.0-17705
     Form 8-K

Gentlemen:

Transmitted,   for   the  above-captioned  registrant,   is   the
electronically filed executed copy of registrant's current report on Form 8-K dated March 29, 1999.

Thank you.

Very truly yours,

Carlyle Income Plus, L.P. - II


By:  JMB Realty Corporation
     (Corporate General Partner)


     By:  GAILEN J. HULL
          Gailen J. Hull, Senior Vice President
          and Principal Accounting Officer



Enclosures
                           FORM 8-K


              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                        CURRENT REPORT


           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 29, 1999

                CARLYLE INCOME PLUS, L.P. - II
         -------------------------------------------

    (Exact name of registrant as specified in its charter)


     Illinois                 0-17705             36-3555432
-----------------            ---------------      ----------
(State of Organization)      (Commission)              (IRS
Employer                     File Number)     Identification
                                                     Number)


       900 N. Michigan Avenue, Chicago, Illinois 60611
      -------------------------------------------------

           (Address of principal executive office)


   Registrant's telephone number,including area code:(312) 915-1987.
  ----------------------------------------------------------------


        1225 CONNECTICUT AVENUE, N.W. OFFICE BUILDING

                       WASHINGTON D.C.

         --------------------------------------------



ITEM  2. ACQUISITION OR DISPOSITION OF ASSETS. On March 29, 1999,

Carlyle  Income Plus, L.P. - II (the "Partnership"), an  Illinois

limited  partnership,  through  1225  Investment  Corporation,  a

Delaware  corporation,  sold the land  and  related  improvements

known   as   1225   Connecticut  Avenue  office   building   (the

"Property"), an approximately 203,000 square foot office building located  in  Washington D.C.  1225 Investment  Corporation  is  a

private  real  estate investment trust in which  the  Partnership owns  approximately 43.6% of the outstanding stock. The buyer  of

the   Property,  BRE/Connecticut  L.L.C.  ("BRE/Connecticut")   a

Delaware  limited liability company, is not affiliated with  1225

Investment  Corporation,  and the sale price  was  determined  by arm's-length negotiations.

      On  February 10, 1999, 1225 Investment Corporation  entered into an agreement with BRE/Connecticut to sell the Property for a sale  price of $52,960,000. 1225 Investment Corporation  received the sale price in cash at closing, net of estimated selling costs

of   approximately   $1,100,000  and  operating   prorations   of

approximately   $515,000   (subject   to   reprorations).     The

Partnership's  share  of  net  proceeds  from  the  sale   (after

repayment of the first mortgage loan with a balance of $7,000,000

and   prepayment   penalty   of   approximately   $247,000)    is

approximately  $19,420,000.  The Property  was  100%  leased  and

approximately  98.5%  occupied at the date  of  sale.   The  sale

resulted  in  no  significant gain or  loss  to  1225  Investment

Corporation  for  financial reporting purposes,  primarily  as  a

result   of   value  impairment  provisions  totaling  $7,765,956

recorded  by  1225 Investment Corporation in 1996  and  1998  (of

which  the  Partnership's  share  was  $3,381,297).   Also,   the

Property  was  classified as held for sale or disposition  as  of

December  31,  1996  and therefore was not subject  to  continued

depreciation  as  of that date for financial reporting  purposes.

In  addition, 1225 Investment Corporation expects to recognize  a

loss   on   sale  of  approximately  $1,900,000  (of  which   the

Partnership's share would be approximately $827,000) for  Federal income tax reporting purposes in 1999.

     In connection with the sale of the Property, as is customary in  such  transactions,  1225 Investment  Corporation  agreed  to certain representations and warranties with a stipulated survival

period  which  expires December 10, 1999.   Although  it  is  not

expected,  1225 Investment Corporation may ultimately  have  some liability under such representations and warranties which, in  no

event,  is  to  exceed  $1,000,000.   It  is  expected  that  the

Partnership  will make its final distributions and  wind  up  its affairs  after  the expiration of the survival  period  for  such representations and warranties, barring unforeseen circumstances.

      1225 Investment Corporation's shareholders are allocated or distributed  shares  of profits and losses,  and  dividends  from operating cash flow and sale or refinancing proceeds according to their respective stock ownership percentages.

      The  Partnership  Agreement provides that distributions  of sale proceeds are to be initially allocated 99% to the Holders of

Interests (as defined) and 1% to the General Partners.   However,

upon  the  completion of the liquidation of the  Partnership  and

final   distribution  of  all  Partnership  funds,  all  previous

distributions of sale proceeds to the General Partners are to  be repaid  to  the  Partnership to the extent that  the  Holders  of

Interests have not received sale proceeds equal to their  initial capital contribution plus any deficiency in a 6% return on  their average adjusted capital contribution (as defined).  Upon receipt by  the  Holders  of Interests of such preferred return,  further distributions,  if any, of sale proceeds are to be  allocated  to the  General  Partners until  the General Partners have  received distributions  in an amount equal to 3% of the aggregate  selling prices of all properties sold, with the remaining balance  to  be distributed  85%  to  the Holders of Interests  and  15%  to  the

General Partners; provided, however, that such 3% and 15% of sale proceeds distributable to the General Partners are subordinate to

the  Holders  of Interests' receipt of any deficiency  in   a  9%

return on their average adjusted capital contribution.  Since the

Holders  of Interests will not receive an amount equal  to  their initial capital contribution from the aggregate sale proceeds  of all  of  the  Partnership's investment  properties,  the  General

Partners  will not share in any distributable proceeds from  this or any previous property sales.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.  Not Applicable

     (b) Pro Forma Financial Information - Narrative.

       The   operations  of  the  Property  and  1225  Investment

Corporation were reflected by the Partnership on the equity basis

of  accounting.   Accordingly, as a result of  the  sale  of  the

Property,  beyond  the  date of sale there  will  be  no  further significant  equity in the operations of the  Property  and  1225

Investment  Corporation  in  the  financial  statements  of   the

Partnership,  which  for the Partnership's most  recent  reported fiscal  year  (the year ended December 31, 1998) was  $1,651,955.

Also,  as a result of the sale of the Property, there will be  no

further  significant  assets  and  liabilities  related  to   the

Property  and 1225 Investment Corporation, which at December  31,

1998   consisted  of  investment  in  unconsolidated   affiliated

corporation  of  $20,207,295.  The remaining  operations  of  the

Partnership   will   consist  primarily  of   the   Partnership's

collection of interest income on invested sale proceeds that  are to  be received in dividends from 1225 Investment Corporation and other  cash equivalents, the payment of administrative  expenses,

and  cash  distributions to the Partners until the expiration  of the  aforementioned representations and warranties in  connection with the sale of the Property and the expected liquidation of the

Partnership in December 1999.

     (c)  Exhibits.

           10.1  Real  Property Purchase Agreement  between  1225

Investment Corporation and BRE/Connecticut L.L.C., dated February

10, 1999.

            10.2    Letter  Agreement  between  1225   Investment

Corporation and BRE/Connecticut L.L.C., dated March 4, 1999.







                          SIGNATURES

Pursuant  to the requirements of the Securities Exchange  Act  of

1934, the Registrant has duly caused this report to be signed  on its behalf by the undersigned thereunto duly authorized.




                    CARLYLE INCOME PLUS, L.P. - II
                    By:  JMB Realty Corporation
                         Corporate General partner


                         By:  __________________________________
                              GAILEN J. HULL
                              Gailen J. Hull
                              Senior Vice President and
                              Principal Accounting Officer

Date:      April 8, 1999